UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: June 28, 2007
(Date of earliest event reported)
Corning Natural Gas Corporation
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	000-00643 (Commission File Number)	16-0397420 (I.R.S. Employer Identification No.)

330 West William Street, Corning New York (Address of principal executive offices)	14830 (Zip Code)
(607) 936-3755
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On June 28, 2007, Corning Natural Gas Corporation (the “Company”) filed a Restated Certificate of Incorporation with the New York Secretary of State to enlarge its business purpose, increase its authorized shares of common stock, par value $5.00 per share, to 3.5 million shares and limit the personal liability of the directors of the Company. These amendments to the Certificate of Incorporation were approved by the Company’s board of directors and shareholders. The Restated Certificate is attached to this current report on Form 8-K as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Restated Certificate of Incorporation of Corning Natural Gas Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corning Natural Gas Corporation

By: /s/ Fi Sarhangi

Name: Fi Sarhangi Title: Chief Financial Officer
Dated: June 28, 2007

EXHIBIT INDEX

Exhibit Number	Description

3.1	Restated Certificate of Incorporation of Corning Natural Gas Corporation

4